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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                       November 13, 2000
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        Date of Report (Date of earliest event reported)


                  Independent Bankshares, Inc.
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     (Exact name of Registrant as specified in its charter)


       Texas                0-10196                 75-1717279
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(State of Other          (Commission           (I.R.S. Employer
 Jurisdiction of          File Number)          Identification No.)
 Incorporation)

      547 Chestnut Street
        P.O. Box 3296
        Abilene, Texas                                    79604
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   (Address of principal executive offices)            (Zip Code)


                         (915) 677-5550
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      (Registrant's telephone number, including area code)


                         Not Applicable
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  (Former name or former address, if changed since last report)

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ITEM 2.   Acquisition or Disposition of Assets

     On November 13, 2000, State National Bancshares, Inc. ("State National"), the owner of all of the common stock of Independent Bankshares, Inc. (the "Company"), contributed to the Company and the Company, in turn, contributed to Independent Financial Corp., its wholly owned subsidiary ("Independent Financial"), all of the capital stock of United Bank and Trust, Abilene, Texas, a Texas banking association ("UBT"). After the contribution, UBT was then merged with and into First State Bank, N.A., Abilene, Texas, the Company's subsidiary bank ("First State"). In addition, immediately after the merger, the name of the combined bank was changed to State National Bank of West Texas, Abilene, Texas. There was no merger consideration paid as, prior to the transactions, the Company and UBT were both direct or indirect subsidiaries of State National.

     UBT is a community bank that offers interest and noninterest-bearing depository accounts, and makes consumer and commercial loans. At October 31, 2000, UBT had total assets of $111,229,000, total deposits of $92,134,000, total loans, net of unearned income, of $67,592,000, and stockholder's equity of $16,844,000. At October 31, 2000, First State had total assets of $370,578,000, total deposits of $307,890,000, total loans, net of unearned income, of $181,841,000, and stockholder's equity of $57,363,000.

     As stated above, there are parent-subsidiary relationships among State National, the Company, Independent Financial, First State, and UBT. Further, there are common directors and officers among the above-named entities. The common directors and officers are Rick Calhoon (Director of State National and the Company), Jack Cardwell (Director of State National and the Company), Don Cosby (Director of State National, the Company, Independent Financial, First State and UBT; Executive Vice President and Chief Financial Officer of State National; Executive Vice President of the Company; and President of Independent Financial), Randal Crosswhite (Director of the Company and First State and Chief Financial Officer of the Company), Gary Fletcher (Director of State National and the Company), David Kirk (Director of State National, the Company, First State and
UBT), Tom Nichols (Chairman and the Board and Chief Executive Officer of the State National, the Company, First State and UBT), Ronald Simpson (Director and President of UBT and Director of the Company) and Bryan Stephenson (Director of the Company and First State and President of the Company).


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ITEM 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.

     (a)  Financial Statements of Business Acquired.

          As permitted by Form 8-K, the required historical financial statements required by Regulation S-X will be filed by an amendment to this Form 8-K no later than January 29, 2001.

     (b)  Pro Forma Financial Information.

          As permitted by Form 8-K, the required pro forma financial information statements required by Regulation
          S-X will be filed by an amendment to this Form 8-K no later than January 29, 2001.

     (c)  Exhibits

          Exhibit No.    Document Description
          -----------    --------------------

          2.1 Agreement and Plan of Merger dated October 24, 2000, between United Bank and Trust, Abilene, Texas and First State Bank, N.A., Abilene, Texas.



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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INDEPENDENT BANKSHARES, INC.



Date: November 28, 2000       By:       /s/ Randal N. Crosswhite
                                   ------------------------------
                                   Randal N. Crosswhite
                                   Chief Financial Officer


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                          EXHIBIT INDEX
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Exhibit No.         Document Description
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2.1            Agreement and Plan of Merger dated October 24,
               2000, between  United Bank and Trust, Abilene,
               Texas and First State Bank, N.A., Abilene, Texas.



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